EXHIBIT 10.02

                       AMENDMENT NO. 7, CONSENT AND WAIVER
                            Dated as of June 30, 1999
                                       to
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          Dated as of October 17, 1997

                  This Amendment No. 7, Consent and Waiver (the "Amendment") dated as of June 30, 1999 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("ASOC"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), APEX MANUFACTURING, INC., an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corpporation ("TIMCO Engine"), AVIATION SALES COMPANY, a Delaware corporation ("Parent"), and the "Lenders" (as defined in the Credit Agreement identified below) a party hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

                  WHEREAS, ASOC, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, and Design, as Borrowers, Parent, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Third Amended and Restated Credit Agreement dated as of October 17, 1997, as heretofore amended (the "Credit Agreement");

                  WHEREAS, effective December 15, 1998, the Credit Agreement was amended pursuant to the terms of that certain Amendment No. 4 and Consent (the "TROL Amendment") and under the terms of the TROL Amendment, the Parent, Borrowers and Guarantors were permitted to enter into certain guaranties and make certain Restricted Junior Payments with respect to Indebtedness incurred in connection with a certain synthetic lease transaction more particularly described in the TROL Amendment;

                  WHEREAS, due to increased costs related to the construction of improvements on the real property which is the subject of the TROL Lease, the principal amount of such Indebtedness guaranteed will increase by no more than $5,000,000 and the consent of the Requisite Lenders is required to permit the guarantee of such additional Indebtedness and any Restricted


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Junior Payments required to be made in connection therewith;

                  WHEREAS, effective May 11, 1999, the Credit Agreement was amended pursuant to the terms of that certain Amendment No. 6, Consent and Waiver (the "Recapitalization Amendment"), at which time, it was anticipated that Parent would issue 2,600,000 shares of its common stock (plus up to an additional 525,000 of its common stock to underwriters under certain circumstances) as more particularly described in its Form S-3 Registration Statement filed with the Securities and Exchange Commission on April 20, 1999 and the Tangible Net Worth covenants set forth in Section 11.07 of the Credit Agreement were determined based on the projected proceeds of the issuance of such equity;

                  WHEREAS, in view of only 2,300,000 shares of Parent common stock (including that issued to the underwriters) being issued generating proceeds (net of underwriting discount but before expenses) in an aggregate amount of approximately $80,100,000, the Borrowers have requested a modification of the covenant levels set forth in Section 11.07 of the Credit Agreement for the periods ending on and after June 30, 1999;

                  WHEREAS, Parent has caused TIMCO Engine to be formed as a new wholly-owned Subsidiary of Aviation Sales Maintenance, Repair & Overhaul Company and Parent, TIMCO and TIMCO Engine have entered into a Purchase Agreement dated as of June 30, 1999 (the "Purchase Agreement"), with Kitty Hawk, Inc., a Delaware corporation ("KHI"), Kitty Hawk International, Inc., a Michigan corporation ("KHII"), and Kitty Hawk Aircargo, Inc., a Texas corporation ("KHAC") (KHI, KHII and KHAC being collectively referred to as "Kitty Hawk") pursuant to which TIMCO Engine will acquire certain assets of Kitty Hawk's JT8D repair and overhaul operations and Boeing 727 heavy maintenance operations (collectively, the "Kitty Hawk Assets") upon payment of $18,000,000 in cash (subject to adjustment as provided in the Purchase Agreement) and execution and delivery by Parent, on behalf of certain of the Borrowers and Guarantors, of a certain agreement with KHI granting to KHI "purchase credits" in the aggregate amount of $3,500,000, as more particularly described in the Purchase Agreement;

                  WHEREAS, the formation of TIMCO Engine and the above-described Investment in the Kitty Hawk Assets require the consent of the Requisite Lenders and, as a condition to such consent, the Lenders have required that TIMCO Engine become a party to the Credit Agreement as a Borrower, jointly and severally liable with the other Borrowers for the Obligations;

                  WHEREAS, the Borrowers have requested an additional extension of the time permitted for completion of Inventory appraisals; and

                  WHEREAS, in consideration of the foregoing, the parties hereto have agreed to amend the Credit Agreement as set forth

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below in SECTION 1, subject to the terms and conditions stated in this
Amendment;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of June 30, 1999, subject to the satisfaction of the conditions precedent set forth in SECTION 3 hereof, the Credit Agreement is hereby amended as follows:

                  1.1 SECTION 1.01 is amended to (a) delete the definitions of "Borrower" in its entirety and substitute the following definitions therefor:

                  "BORROWER" means, individually, any of Aviation Sales Distribution Services Company, a Delaware corporation; Aviation Sales Leasing Company, a Delaware corporation; Aerocell Structures, Inc., an Arkansas corporation; Apex Manufacturing, Inc., an Arizona corporation; Caribe Aviation, Inc., a Florida corporation; AVS/Kratz-Wilde Machine Company, a Delaware corporation; Aircraft Interior Design, Inc., a Florida corporation; Triad International Maintenance Corporation, a Delaware corporation; Whitehall Corporation, a Delaware corporation, and TIMCO Engine Center, Inc., a Delaware corporation; and "BORROWERS" means, collectively, all of such Persons.

and (b) add the following definition for "TIMCO Engine":

         "TIMCO Engine" means TIMCO Engine Center, Inc., a Delaware corporation and wholly-owned Subsidiary of MR&O.

                  1.2 SECTION 11.07 is amended to delete the provisions thereof in their entirety and substitute the following therefor:

                  11.07. MINIMUM TANGIBLE NET WORTH. The Parent shall maintain a Tangible Net Worth of at least the amount set forth below for the fiscal quarter of the Parent ending during the period set forth below opposite such amount.

         PERIOD ENDING                    MINIMUM TANGIBLE NET WORTH
         -------------                    --------------------------
         March 31, 1999                   $ 95,000,000

         June 30, 1999                    $180,000,000

         September 30, 1999               $190,000,000

         December 31, 1999                $200,000,000

                                        3

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         March 31, 2000                   $200,000,000

         June 30, 2000                    $200,000,000

         September 30, 2000               $200,000,000

         December 31, 2000                $240,000,000

         March 31, 2001                   $240,000,000

         June 30, 2001                    $240,000,000

         September 30, 2001               $240,000,000

         December 31, 2001                $280,000,000

         March 31, 2002                   $280,000,000

         June 30, 2002                    $280,000,000


                  1.3 Exhibits F and G to the Credit Agreement are hereby deleted in their entirety and Exhibits F and G attached hereto and made a part hereof are substituted therefor. Schedules 7.01-A and 7.01-C to the Credit Agreement shall be deleted in their entirety and Schedules 7.01-A and 7.01-C referenced on SCHEDULE 1 attached hereto and made a part hereof will be substituted therefor upon their delivery as required by Section 3(b) below.

                  SECTION 2. CONSENTS AND WAIVER.

                  2.1 The Borrowers having heretofore covenanted and agreed to obtain and deliver an appraisal of each Borrower's and its respective Subsidiary's Inventory prepared by an independent appraiser satisfactory to the Agent and on the same basis as the Appraisal by May 19, 1999, having heretofore obtained extensions of such due date, and requested an additional extension of the time permitted for such delivery, the Lenders hereby consent to the delivery of such appraisal to the Agent and Lenders by no later than August 31, 1999.

                  2.2 The Lenders a party hereto, constituting at least the Requisite Lenders, hereby consent to the increase by no more than $5,000,000 of the principal amount of the Indebtedness evidenced by the Series A Notes issued by First Security Bank, National Association, as trustee under Aviation Sales Trust 1998- 1, a trust formed under the laws of the State of Florida guaranteed pursuant to the terms of the TROL Guaranties, and any increased Restricted Junior Payments required to be made in connection therewith as more particularly described in Section 10.06(d).

                  2.3 The Lenders a party hereto, constituting at least


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the Requisite Lenders, hereby waive any rights and remedies that might otherwise arise under the terms of the Credit Agreement with respect to the formation of TIMCO Engine and consent to the Investment in the Kitty Hawk Assets as described herein; PROVIDED THAT TIMCO Engine executes and delivers to the Agent this Amendment and the agreements and documents identified on SCHEDULE 1 attached hereto and made a part hereof on or before the earlier to occur of the date on which the Kitty Hawk Assets are acquired as aforesaid or August 15, 1999.

                  SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of June 30, 1999, if, and only if the Agent shall have received:

         (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower (including TIMCO Engine), and the Requisite Lenders; and

         (b) solely with respect to all provisions of this Amendment other than the consent set forth in Sections 2.1 and 2.2 hereof, the agreements and documents identified on SCHEDULE 1 attached hereto and made a part hereof on or before the earlier to occur of the date TIMCO Engine acquires the Kitty Hawk Assets or August 15, 1999.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENT. The Borrowers hereby represent and warrant as follows:

                  4.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  4.2 No Event of Default or Potential Event of Default exists, other than that arising due to the formation of TIMCO Engine without the prior written consent of the Requisite Lenders as required by SECTION 10.04 of the Credit Agreement as referenced above, or would result from any of the transactions contemplated by this Amendment.

                  4.3 Upon the effectiveness of this Amendment, (a) each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date) and (b) TIMCO Engine shall be jointly and severally liable for all of the Obligations, whether incurred or arising prior to, on, or after


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the date of this Amendment.

                  SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

                  5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Loan Documents to "Borrowers" or "Borrower" shall mean and include TIMCO Engine.

                  5.2 Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7.  GOVERNING LAW.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

                  SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


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AVIATION SALES DISTRIBUTION                   AEROCELL STRUCTURES, INC.
 SERVICES COMPANY

By___________________________                 By________________________
  Name:                                         Name:
  Title:                                        Title:

AVS/KRATZ-WILDE MACHINE COMPANY               WHITEHALL CORPORATION

By___________________________                 By________________________
  Name:                                         Name:
  Title:                                        Title:

TRIAD INTERNATIONAL MAINTENANCE               APEX MANUFACTURING, INC.

 CORPORATION

By___________________________                 By________________________
  Name:                                         Name:
  Title:                                        Title:

AIRCRAFT INTERIOR DESIGN, INC.                CARIBE AVIATION, INC.

By___________________________                 By________________________
  Name:                                         Name:
  Title:                                        Title:


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AVIATION SALES COMPANY                        AVIATION SALES LEASING COMPANY

By__________________________                  By________________________
  Name:                                         Name:
  Title:                                        Title:

TIMCO ENGINE CENTER, INC.

By__________________________
  Name:
  Title:

CITICORP USA, INC.                            HELLER FINANCIAL, INC.

By___________________________                 By__________________________
  Shapleigh B. Smith                            Name:
  Vice President                                Title:

CONGRESS FINANCIAL CORPORATION                NATIONAL CITY COMMERCIAL
                                              FINANCE, INC.

By____________________________                By__________________________
  Name:                                         Name:
  Title:                                        Title:

FIRST UNION COMMERCIAL                        CREDIT LYONNAIS, ATLANTA
 CORPORATION                                   AGENCY

By___________________________                 By__________________________
  Terri K. Lins                                 David M. Cawrse
  Vice President                                First Vice President &
                                                Manager

IBJ WHITEHALL BUSINESS CREDIT                 BANKBOSTON, N.A.
 CORPORATION


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By__________________________                  By__________________________
  Robert R. Wallace                             Tony Zhang
  Vice President                                Vice President

SUNTRUST BANK, MIAMI, N.A.                    BANKATLANTIC

By_________________________                   By_________________________
  Name:                                         Ana C. Bolduc
  Title:                                        Senior Vice President

THE INTERNATIONAL BANK OF                     NATIONAL BANK OF CANADA
 MIAMI, N.A.                                   A Canadian Chartered Bank

By_________________________                   By_________________________
  Caridad C. Errazquin                          Frank H. D'Alto
  Vice President                                Vice President
  Trade Finance Division
                                              By_________________________
                                                Michael S. Bloomenfeld
                                                Vice President & Manager

MERCANTILE BUSINESS CREDIT, INC.              CITIZENS BUSINESS CREDIT
                                               COMPANY

By_________________________                   By_________________________
  Steven C. Gonzalez                            Ralph L. Letner
  Assistant Vice President                      Vice President

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AMSOUTH BANK                                  PNC BANK NATIONAL ASSOCIATION

By__________________________                  By_________________________
  Name:                                         Name:
  Title:                                        Title: